SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                                                             March 15, 2004
Date of Report (Date of earliest event reported) ...............................



                             Transbotics Corporation
.................................................................................
             (Exact name of registrant as specified in its charter)



  Delaware                     0-18253                      56-1460497
.................................................................................
(State or other           (Commission                   (I.R.S. Employer
 jurisdiction                      File Number)          Identification No)
 of incorporation)



 3400 Latrobe Drive             Charlotte NC                   28211
.................................................................................
        (Address of principal executive offices)             (Zip Code)



                                                            (704) 362-1115
Registrant's telephone number, including area code .............................


.................................................................................
          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant

     On March 15, 2004, GRANT THORNTON, LLP, an independent accounting firm, was engaged by Transbotics Corporation (the "Company") as the principal accountant to audit the Company's financial statements for its current year. This engagement has been approved by the Company's audit committee but is subject to ratification by the Company's stockholders at the Company's 2004 annual meeting. Grant Thornton, LLP replaces McGladrey & Pullen, LLP as the Company's independent auditor, which firm had declined to stand for re-election as the Company's independent auditor pursuant to notice to the Company effective March 2, 2004. This notice from McGladrey & Pullen, LLP has been reported in a separate Form 8-K filing of the Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TRANSBOTICS CORPORATION



Date: March 15, 2004                     By:____/s/ Claude Imbleau_____________
                                                    Claude Imbleau
                                                    President